UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2026

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 E. Putnam Ave, Suite 378, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 742-3095

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Capital Market
Redeemable warrants, with 10 warrants exercisable for one share of Common Stock at an exercise price of $115.00	SDSTW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on April 30, 2026, Stardust Power Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) on April 24, 2026, notifying the Company that it no longer satisfied the minimum $35,000,000 market value of listed securities requirement set forth in Nasdaq Listing Rule 5550(b)(2), and the Company has until October 21, 2026 to regain compliance with that requirement.

Further, on September 11, 2026, the Company received a written notice from the Nasdaq Listing Qualifications Department (the “Staff”) notifying the Company that, based upon the closing bid price of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for the last 30 consecutive business days, the Company no longer satisfied the requirement of Nasdaq Listing Rule 5550(a)(2) that listed securities maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided a compliance period of 180 calendar days, or until March 10, 2027, to regain compliance with the Minimum Bid Price Requirement.

On October 15, 2026, the Company received a subsequent written notice (the “Staff Determination”) from the Staff indicating that it has determined that, as of October 14, 2026, the Company’s Common Stock had a closing bid price of $0.10 or less for ten consecutive trading days, triggering application of Nasdaq Listing Rule 5810(c)(3)(A)(iii), pursuant to which, if during any compliance period specified in Rule 5810(c)(3)(A), a company’s security has a closing bid price of $0.10 or less for ten consecutive trading days, the Listing Qualifications Department shall issue a Staff Delisting Determination under Rule 5810 with respect to that security. As a result, the Staff indicated that it has determined to suspend trading in the Company’s Common Stock and warrants and delist the Company’s securities at the opening of business on October 23, 2026, and that a Form 25-NSE will be filed with the Securities and Exchange Commission to remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company may request a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Staff Determination, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A hearing request must be received no later than 4:00 p.m. Eastern Time on October 23, 2026, and, pursuant to Nasdaq Listing Rule 5815(a)(3), a non-refundable hearing fee of $20,000 must be submitted within seven calendar days of the date of the Staff Determination. Pursuant to Nasdaq Listing Rule 5815(a)(1)(B)(ii)(e), a timely request for a hearing will not stay the trading suspension of the Company’s securities.

The Company is considering all available options; however, there can be no assurance that the Company would be successful in any appeal or that it will be able to regain compliance with Nasdaq’s listing requirements within the timeframe that may be provided by the Panel, or at all.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2026, Mr. Udaychandra Devasper notified the Company of his decision to resign as the Company’s Chief Financial Officer. Mr. Devasper’s resignation is anticipated to be effective as of October 23, 2026.

Item 8.01 Other Events.

The Board of Directors of the Company (the “Board”) and management are evaluating whether to request a hearing before the Panel, which will depend on, among other things, the Company’s ability to present an acceptable compliance plan, the costs of an appeal and the Company’s available resources. Because a hearing request will not stay the trading suspension, the Company may seek to have its securities quoted on an over-the-counter market. There can be no assurance that the Company will request a hearing, that any appeal would be successful, or that its securities will be eligible for over-the-counter quotation.

The Board and management are also exploring measures to preserve resources while the Company seeks to raise capital, which may include reducing operating expenses, including headcount, and, following any delisting, suspending or terminating the Company’s reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent permitted.

The Board and management will also consider other strategic alternatives, including a sale, a merger or other business combination. There can be no assurance that any of these measures or alternatives will be adopted or completed, or that the Company will be able to obtain financing on acceptable terms, or at all.

Forward-Looking Statements

Certain statements made in this Current Report are not based on historical facts, but are forward-looking statements. These statements can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “can,” “could,” “continue,” “estimate,” “expect,” “evaluate,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “objective,” “ongoing,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “target,” “view,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements in this Current Report include, without limitation, statements regarding the Company’s consideration of available options, including any request for a hearing before the Panel and the potential outcome of any such appeal, the suspension of trading and delisting of the Company’s securities, the potential quotation of the Company’s securities on an over-the-counter market, the cost-reduction measures being considered by the Company, including any reduction in headcount, and suspension of the Company’s reporting obligations under the Exchange Act, the strategic alternatives being considered by the Board and management and the Company’s ability to raise capital. These statements reflect the Company’s current expectations with respect to future events and are subject to risks, uncertainties and other factors, many of which have outcomes difficult to predict and may be outside of the Company’s control, that could cause actual results or outcomes to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, whether the Company requests a hearing before the Panel and the outcome of any such hearing; the suspension of trading and delisting of the Company’s securities from The Nasdaq Capital Market; the eligibility of the Company’s securities for quotation on an over-the-counter market and the reduced liquidity and market price of the Company’s securities that may result from any delisting; the Company’s ability to present a plan to regain compliance with the Minimum Bid Price Requirement, the market value of listed securities requirement and Nasdaq’s other continued listing requirements; the Company’s ability to identify, adopt and implement cost-reduction measures and realize any anticipated savings; the reduced availability of public information about the Company if it suspends its Exchange Act reporting obligations; the Company’s ability to identify and complete any strategic alternative on acceptable terms, or at all; the Company’s limited cash resources and its ability to raise capital or obtain financing on acceptable terms, or at all; and the diversion of management’s attention from the Company’s ongoing business operations, as well as the other risks and uncertainties identified in filings by the Company with the Securities and Exchange Commission, including its periodic reports on Form 10-K and Form 10-Q. Any forward-looking statement speaks only as of the date of this Current Report, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by any applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2026	STARDUST POWER INC.

/s/ Roshan Pujari
Roshan Pujari
Chief Executive Officer